SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 26, 2006

Earth Biofuels, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-110249	71-0915825
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 403
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 389-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective December 26, 2006 and as part of a planned transition, Earth Biofuels, Inc. (the “Company”) accepted the resignation of Mr. Willie Hugh Nelson as Director.

Section 8 — Other Events

Item 8.01            Other Events.

Effective December 27 and as part of a planned transition, Mr. Willie Hugh Nelson became a member of the Company’s Advisory Board.  Mr. Nelson remarked, “As part of Earth Biofuels’ long range plans, I am moving from the Company’s Board of Directors to the Company’s Advisory Board and look forward to a very successful future with the Company in my new role with my fellow Advisory Board members.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels, Inc.
(Registrant)

Date: January 26, 2007	By:	/s/ Dennis G. McLaughlin
Dennis G. McLaughlin,
Chief Executive Officer